Internal Use Only / Not for Distribution to the Public Franklin Resources, Inc. Fourth Quarter Results October 28, 2010 EXHIBIT 99.2

Forward-Looking Statements
The financial results in this presentation are preliminary. Statements in this presentation regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are
"forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  When used in this presentation, words or phrases generally written in the future tense and/or preceded by words such as “will”, “may”, “could”, “expect”, “believe”, “anticipate”, “intend”, “plan”, “seek”, “estimate” or other similar words are forward-looking statements.  Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements.   Forward-looking statements are based on our
current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance.
These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009 and subsequently filed Form 10-Q’s:  (1) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (2) the amount and mix of our assets under management are subject to significant fluctuations; (3)
we are subject to extensive and complex, overlapping and frequently changing rules, regulations and legal interpretations; (4) regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results; (5) changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity; (6) any significant limitation or failure of our software applications, technology or other systems that are critical to our operations could constrain our operations; (7) our investment management business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services could have an adverse effect on our revenues and income; (8) we face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries; (9) we depend on key personnel and our financial performance could be negatively affected by the loss of their services; (10) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income; (11)
changes in the third-party distribution and sales channels on which we depend could reduce our revenues and hinder our growth; (12) our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas; (13) poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income; (14) we could suffer losses in earnings or revenue if our reputation is harmed; (15) our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation; (16)
our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations; (17) our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability; (18) certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market-specific political, economic or other risks, any of which may negatively impact our revenues and income; (19) our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds and other sponsored investment products we advise; (20) regulatory and governmental examinations and/or investigations, civil litigation relating to previously-
settled regulatory and governmental investigations, and the legal risks associated with our business, could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results; (21) our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived credit worthiness; (22) diverse and strong competition limits the interest rates that we can charge on consumer loans; (23) our business could be negatively affected if we or our banking subsidiaries fail to remain well capitalized, and liquidity needs could affect our banking business; and (24) we are dependent on the earnings of our subsidiaries.
Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made.  Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Audio Commentary and Conference Call Details
Pre-recorded audio commentary on the fourth quarter results from Franklin Resources, Inc.’s President and Chief
Executive Officer, Greg Johnson, and Executive Vice President and Chief Financial Officer, Ken Lewis, will be available today at approximately 9:15 a.m. Eastern Time.  They will also lead a live teleconference today at 4:30 p.m. Eastern
Time to answer questions.
Access to the pre-recorded audio commentary and this presentation will be available at franklinresources.com.  The pre-recorded audio commentary will also be available by dialing (800) 642-1687 in the U.S. and Canada or (706) 645-
9291 internationally, using access code 17724542, anytime through 11:59 p.m. Eastern Time on November 11, 2010.
Access to the live teleconference will be available at franklinresources.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. and Canada or (706) 902-1906 internationally. A replay of the call can also be accessed by calling (800) 642-1687 in the U.S. and Canada or (706) 645-9291 internationally, using access code
17724643, after 5:30 p.m. Eastern Time today through 11:59 p.m. Eastern Time on November 11, 2010.
Questions regarding the pre-recorded audio commentary or live teleconference should be directed to Franklin
Resources, Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 312-2245.

Highlights of the Quarter & Fiscal Year
Record long-term net new flows
1
of $19.1 billion for the quarter
and $70.2 billion for the fiscal year, including the closing of the previously announced Romanian restitution fund mandate
Assets under management of $645 billion, nearly matching the previous record for a fiscal year-end
Fiscal year operating income of $2.0 billion, also returned to near record levels
Balance sheet remains stronger than ever after returning over
$1.5 billion to shareholders through dividends and repurchases
1
Long-term net new flows are defined as long-term sales less long-term redemptions plus long-term net exchanges.

ASSETS UNDER MANAGEMENT

Assets Under Management
End of Period Simple Monthly Average
$644.9
$586.8
$553.5
$523.4
$570.5
30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10
$604.7
$583.1
$488.3
$534.9
$561.2
30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10
(in billions, for the three months ended)

Assets Under Management
by Investment Objective by Sales Region
1
Europe sales region includes Middle East and Africa.  ²Asia-Pacific sales region includes Latin America.
(in billions) 30-Sep-10 30-Jun-10 % Change
Equity 273.7 $       236.1 $       16%
Hybrid 110.8          101.6          9%
Fixed-Income 253.8          226.5          12%
Cash Management 6.6               6.3               5%
Total 644.9 $       570.5 $       13%
(chart is as of September 30, 2010) (chart is as of September 30, 2010)
Hybrid
17%
Equity
43%
Cash
Management
1%
Fixed-Income
39%
United States
70%
Canada
5%
Asia-Pacific
11%
Europe
1
14%
2
7
(in billions) 30-Sep-10 30-Jun-10 % Change
United States 451.7 $      409.9 $      10%
Europe
1
92.2 72.0 28%
Asia-Pacific
2
68.4 59.6 15%
Canada 32.6 29.0 12%
Total 644.9 $      570.5 $      13%

FLOW SUMMARY

1
Long-term net new flows are defined as long-term sales less long-term redemptions plus long-term net exchanges.
Flow Summary
Market Appreciation (Depreciation) Long-Term Flows
1
$55.7
($34.5)
$60.7
$16.6
$16.5
30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10
(in billions, for the three months ended)
$48.9
($31.7)
$46.4
$42.2
$34.9
$51.0
($29.3)
($28.2)
($33.6)
($23.3)
$19.1
$15.1
$18.2
$12.9
$17.8
30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10
Long-term sales 34.9 $        42.2 $        46.4 $        51.0 $        48.9 $
Long-term redemptions (23.3)          (28.2)          (29.3)          (33.6)          (31.7)
Net cash management 0.6             0.3             0.3             1.4             2.2
Total net new flows 12.2 $        14.3 $        17.4 $        18.8 $        19.4 $

United States and International Flows
United States
(in billions, for the three months ended)
International
$23.1
($16.3)
$25.0
$21.5
$23.8
$24.4
($13.4)
($18.3)
($15.1)
($16.1)
30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10
($15.4)
$25.8
$22.0
$18.4
$13.4
$26.0
($13.2)
($13.1)
($15.3)
($9.9)
30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10

Net New Flows by Investment Objective
(for the three months ended)
($ in billions) 30-Sep-10 30-Jun-10
Sep-10 vs.
Jun-10
30-Sep-09
Sep-10 vs.
Sep-09
Equity sales 19.6 $         16.0 $         23% 12.2 $         61%
Equity redemptions (14.7)           (15.6)           (6%) (11.9)           24%
Equity net exchanges (0.4)              (0.3)              33% -                 NM
Equity Net New Flows 4.5               0.1               NM 0.3               NM
Hybrid sales 4.0               4.2               (5%) 3.7               8%
Hybrid redemptions (3.4)              (4.0)              (15%) (2.8)              21%
Hybrid net exchanges (0.1)              (0.1)              0% 0.1               NM
Hybrid Net New Flows 0.5               0.1               400% 1.0               (50%)
Fixed-income sales 25.3             30.8             (18%) 19.0             33%
Fixed-income redemptions (13.6)           (14.0)           (3%) (8.6)              58%
Fixed-income net exchanges 2.4               1.2               100% 1.2               100%
Fixed-Income Net New Flows 14.1             18.0             (22%) 11.6             22%
Cash Management Net New Flows 0.3               0.6               (50%) (0.7)              NM
Total Net New Flows 19.4 $         18.8 $         3% 12.2 $         59%
NM = not meaningful

INVESTMENT PERFORMANCE

% of U.S. Long-Term Assets in Top Two Lipper Quartiles
1
Investment Performance
90%
58%
86%
88%
65%
91%
83%
87%
1 - Year 3 - Year 5 - Year 10 - Year
89%
88%
74%
89% 89%
82%
91%
77%
1 - Year 3 - Year 5 - Year 10 - Year
9/30/10
6/30/10
Franklin Templeton
Franklin Templeton Fixed-Income Franklin Templeton Equity
1
Lipper rankings for Franklin Templeton U.S.-registered long-term mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes.
Performance of other share classes may differ.
91%
42%
84%
88%
51%
91%
84%
86%
1 - Year 3 - Year 5 - Year 10 - Year

100%100%
92%
53%
100%100% 100%
38%
1 - Year 3 - Year 5 - Year 10 - Year
84% 85%
87%
86%
89%
88%
85%
86%
1 - Year 3 - Year 5 - Year 10 - Year
Investment Performance
% of U.S. Long-Term Assets in Top Two Lipper Quartiles
1
88%
87%
62%
91%
88%
65%
92%
74%
1 - Year 3 - Year 5 - Year 10 - Year
73%
67%
58%
75%
72%
69%
74%
55%
1 - Year 3 - Year 5 - Year 10 - Year
FTI Tax-Free Fixed-Income
FTI Taxable Fixed-Income Franklin Equity
Templeton Equity
Mutual Series Equity
100%100%
32%
94%
97%
49%
92%
94%
1 - Year 3 - Year 5 - Year 10 - Year
1
Lipper rankings for Franklin Templeton U.S.-registered long-term mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes.
Performance of other share classes may differ.
9/30/10
6/30/10

OPERATING RESULTS

Quarterly Financial Highlights
Operating and Net Income
1
Diluted Earnings Per Share
$509.0
$521.6
$384.7
$467.0
$461.1
372.9
367.4
360.5
355.6
356.7
30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10
$1.65
$1.58
$1.59
$1.54
$1.55
30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10
(in millions, for the three months ended)
Unaudited
1
Net income attributable to Franklin Resources, Inc.

Operating Revenues
(in millions, for the three months ended)
Unaudited
30-Sep-10 30-Jun-10
Sep-10 vs.
Jun-10
31-Mar-10 31-Dec-09 30-Sep-09
Sep-10 vs.
Sep-09
Investment management fees 919.4 $      915.9 $      0% 836.1 $      806.7 $      725.0 $      27%
Underwriting and distribution fees 529.5         529.3         0% 496.8         488.1         433.4         22%
Shareholder servicing fees 70.0            73.0            (4%) 71.4            69.5            67.4            4%
Other, net 9.5              15.9            (40%) 8.8              13.1            13.1            (27%)
Total Operating Revenues 1,528.4 $   1,534.1 $   0% 1,413.1 $   1,377.4 $   1,238.9 $   23%

Operating Expenses
(in millions, for the three months ended)
Unaudited
30-Sep-10 30-Jun-10
Sep-10 vs.
Jun-10
31-Mar-10 31-Dec-09 30-Sep-09
Sep-10 vs.
Sep-09
Underwriting and distribution 529.8 $      519.6 $      2% 487.0 $      467.0 $      418.3 $      27%
Compensation and benefits 275.3         280.3         (2%) 271.1         254.3         246.8         12%
Information systems, technology
and occupancy
81.3            76.0            7% 69.6            68.6            72.0            13%
Advertising and promotion 47.5            38.0            25% 38.1            34.8            37.3            27%
Amortization of deferred sales
commissions
45.8            50.1            (9%) 46.3            46.5            39.7            15%
Other 39.7            48.5            (18%) 39.9            39.2            40.1            (1%)
Total Operating Expenses 1,019.4 $   1,012.5 $   1% 952.0 $      910.4 $      854.2 $      19%

Operating Results
(in millions, except per share data, for the three months ended)
Unaudited
30-Sep-10 30-Jun-10
Sep-10 vs.
Jun-10
31-Mar-10 31-Dec-09 30-Sep-09
Sep-10 vs.
Sep-09
Operating Income 509.0 $      521.6 $      (2%) 461.1 $      467.0 $      384.7 $      32%
Consolidated sponsored
investment products gains
(losses), net
2.4              (14.7)          NM 5.6              15.1            42.8            (94%)
Investment and other income
(losses), net
50.9            (7.3)             NM 42.5            33.0            87.3            (42%)
Interest expense (9.9)             (4.8)             106% (0.9)             (0.8)             (0.2)             NM
Other income (expenses), net 43.4            (26.8)          NM 47.2            47.3            129.9         (67%)
Income Before Taxes 552.4         494.8         12% 508.3         514.3         514.6         7%
Taxes on income 176.5         135.1         31% 149.9         156.8         136.2         30%
Net Income 375.9         359.7         5% 358.4         357.5         378.4         (1%)
Less: Net income (loss)
attributable to noncontrolling
interests
3.0              (0.8)             NM 1.7              1.9              11.0            (73%)
Net Income Attributable to
Franklin Resources, Inc.
372.9 $      360.5 $      3% 356.7 $      355.6 $      367.4 $      1%
Basic earnings per share 1.66 $        1.59 $        4% 1.56 $        1.55 $        1.60 $        4%
Diluted Earnings per Share 1.65 $        1.58 $        4% 1.55 $        1.54 $        1.59 $        4%
Average shares outstanding (in thousands)
Basic 223,864     225,626     (1%) 227,046     227,892     228,741     (2%)
Diluted 224,958     226,806     (1%) 228,300     229,251     230,061     (2%)

22%
78%
64%
61% 61%
42%
45%
41% 46% 47%
123%
105%
107% 108%
64%
30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10
Quarterly Operating Margin
Operating Margin and Capital Management
Quarterly Stock Repurchase Activity
1
Dividend and repurchase payout are calculated as amount of dividend declared divided by net income attributable to Franklin Resources, Inc. and amount of stock repurchase divided by net income attributable to Franklin Resources, Inc, respectively, for the trailing 12 months period.
1.7
1.1
1.7
2.1
1.6
225.4
224.0
228.2
229.3
227.4
30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10
Trailing 12 Months Payout Ratio
(in millions, except as noted, as of and for the period ended)
Unaudited
31.1%
33.9%
32.6%
34.0%
33.3%
30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10
Cash and Cash Equivalents and
Investments vs. Total Debt (in billions)
$5.2
$5.5
$5.2
$5.8
$6.8
0.1
0.3
0.8
1.0
1.0
30-Sep-06 30-Sep-07 30-Sep-08 30-Sep-09 30-Sep-10
20